Exhibit 99.1

City National Corp. Reports First-Quarter 2007 Net Income of $56.5 Million, or $1.15 Per Share

           EPS Grows 3 Percent From the First Quarter of 2006

             Assets Exceed $15 Billion for the First Time

LOS ANGELES, April 18, 2007 (PRIME NEWSWIRE) -- City National Corporation (NYSE:CYN), the parent company of wholly owned City National Bank and Business Bank of Nevada, today reported first-quarter 2007 net income of $56.5 million, or $1.15 per share. In the first quarter of 2006, the company earned $1.12 per share on net income of $57.2 million.

City National's first-quarter 2007 financial results reflect its February 28, 2007 acquisition of Business Bank of Nevada.

FIRST-QUARTER 2007 FINANCIAL HIGHLIGHTS

 * City National's first-quarter average loan balances reached
   $10.6 billion, up 10 percent from the previous year, primarily due to organic growth but also to the acquisition of Business Bank of
   Nevada.

 * Average deposits grew to $11.9 billion, a 3 percent increase from the first quarter of 2006, also due in part to the acquisition of Business Bank of Nevada.

 * Noninterest income totaled $66 million, up 20 percent from the first quarter of last year due to fee revenue generated by wealth management, international banking and cash management services as well as the May 31, 2006 acquisition of Independence Investments
   LLC. This acquisition was one of the contributors that helped lift noninterest income to 31 percent of City National's total revenue.

 * Assets under direct management amounted to $27.3 billion, a 42 percent increase from the first quarter of 2006. Assets under management or administration grew 20 percent to $48.6 billion.

 * Credit quality remained strong in the first quarter of 2007. The company required no provision for credit losses and remained adequately reserved at 1.51 percent of total loans.

 * City National's first-quarter return on average equity was
   15.10 percent and its return on average assets was 1.55 percent.

"Year-over-year loan growth, continuing very good credit quality, sustained double-digit increases in noninterest income and sound expense management contributed to a solid first quarter for City National in a challenging and competitive interest-rate environment," said President and Chief Executive Officer Russell Goldsmith. "The fundamental strength of City National was recognized by Moody's Investors Service, which upgraded the bank's credit rating early this year to Aa3. We were able to achieve these results while at the same time broadening our capabilities and expanding into Nevada with the acquisition of Business Bank of Nevada.

"In the first quarter, City National also reached an agreement to acquire Lydian Wealth Management, an outstanding investment advisory firm for the ultra-affluent market. Through these and other initiatives, City National continued to enhance its capabilities and opportunities as the premier private and business bank in California and beyond."

                             For the three months ended
                                       March 31,
 Dollars in millions,        ---------------------------     %
 except per share               2007             2006      Change
 ------------------------    ---------------------------   ------
 Earnings Per Share          $    1.15        $    1.12       3
 Net Income                       56.5             57.2      (1)
 Average Assets               14,836.4         14,826.5       0
 Return on Average Assets         1.55%            1.57%     (1)
 Return on Average Equity        15.10            15.68      (4)

ASSETS

Total assets at March 31, 2007 were $15.3 billion, 4 percent higher than the previous year.

REVENUE

Revenue grew 3 percent, reaching a total of $213.3 million in the first quarter of 2007.

NET INTEREST INCOME

Fully taxable-equivalent net interest income totaled $151.3 million in the first quarter of 2007, down 3 percent from the same period last year.

First-quarter average loan balances grew 10 percent to $10.6 billion from the same period of 2006. Commercial real estate and construction loans together increased 12 percent from the first quarter of last year, while both commercial and single-family residential loans grew 9 percent.

City National's prime lending rate was 8.25 percent on March 31, 2007, unchanged from December 31, 2006 and up 50 basis points from the first quarter of last year.

                                For the three months ended
                                         March 31,
                                -------------------------      %
 Dollars in millions               2007          2006        Change
 -------------------            -----------   -----------    ------
 Average Loans                   $10,554.9     $ 9,625.0       10
 Average Total Securities          2,971.4       3,970.5      (25)
 Average Earning Assets           13,660.7      13,699.0       (0)
 Average Deposits                 11,916.3      11,587.6        3
 Average Core Deposits            10,044.8      10,334.0       (3)
 Fully Taxable-Equivalent
    Net Interest Income              151.3         156.1       (3)
 Net Interest Margin                  4.49%         4.62%      (3)

First-quarter average deposits totaled $11.9 billion, 3 percent higher than the same period of 2006 but 1 percent lower than the fourth quarter due to seasonal variations.

Average noninterest-bearing deposits fell 5 percent from the first quarter of 2006, as some of City National's clients shifted funds from core deposit accounts into higher-yielding money market and wealth management instruments. Average noninterest-bearing deposits declined 4 percent from the fourth quarter of last year.

Average interest-bearing deposits increased 11 percent from the first quarter of 2006 and 1 percent from the fourth quarter of last year.

First-quarter title and escrow balances averaged $1.2 billion, virtually unchanged from the first and fourth quarters of last year.

City National's average net interest margin in the first quarter of 2007 was 4.49 percent, compared with 4.51 percent in the fourth quarter of last year. This modest change was attributable primarily to seasonally lower average demand deposits.

Average securities for the first quarter of 2007 totaled nearly $3 billion, a 25 percent decline from the same period last year. The company used investment proceeds to fund loan growth, reduce federal funds purchased and to provide cash for its acquisition of Business Bank of Nevada. At March 31, 2007, the average duration of total available-for-sale securities was 3.4 years. It was 3.2 years at the end of the first quarter of 2006.

NONINTEREST INCOME

Noninterest income reached $66 million in the first quarter of 2007, up 20 percent from the previous year, or 9 percent excluding the impact of City National's second-quarter 2006 acquisition of Independence Investments and the fourth-quarter disposition of an investment affiliate. The increase in the first quarter of this year reflects the continued growth of City National's wealth management, international banking and cash management services fees.

At March 31, 2007, noninterest income accounted for 31 percent of City National's total revenue, up from 26 percent at March 31, 2006.

Wealth Management

Trust and investment fees grew 39 percent from the first quarter of 2006, while fees for brokerage and mutual fund services increased 18 percent. Assets under management went up 42 percent from the first quarter of 2006, due to the acquisition of Independence Investments, new business, strong investment performance and higher market values. Increases in market values are reflected in fee income primarily on a trailing-quarter basis.

                                            At or for the
                                         three months ended
                                              March 31,
                                       ----------------------     %
 Dollars in millions                     2007         2006      Change
 --------------------------------      ----------------------   ------
 Trust and Investment Fee Revenue      $    30.3    $    21.8     39
 Brokerage and Mutual Fund Fees             13.8         11.7     18
 Assets Under Management (a)            27,290.5     19,246.3     42
 Total Assets Under Management
  or Administration (a)                 48,648.7     40,435.8     20

 (a) Excludes $9.3 billion and $9.4 billion of assets under
     management for an asset manager in which City National held minority ownership interests as of March 31, 2007 and March 31,
     2006, respectively.

Other Noninterest Income

International banking services fees grew 8 percent from the first quarter of 2006, reflecting increased demand for both foreign exchange services and letters of credit. Service charges for deposit accounts rose 5 percent from the first quarter of last year, due largely to the sale of additional services to new and existing clients.

NONINTEREST EXPENSE

While City National's first-quarter noninterest expense grew 7 percent from the same period last year, it grew less than 2 percent excluding the acquisitions of both Business Bank of Nevada and Independence Investments.

City National's first-quarter efficiency ratio was 57.18, compared with 54.80 for the same period a year ago. This year-over-year increase was due primarily to pressure on core deposits, modest revenue growth and the continued expansion of City National's fee-based businesses, including the addition of Independence Investments.

CREDIT QUALITY

Asset quality remained strong. Net loan recoveries in the first quarter amounted to $1.2 million and nonaccrual loans totaled $23.4 million, or 22 basis points of total loans. In the fourth quarter of last year, nonaccruals amounted to $20.9 million, or 20 basis points of total loans.

City National made no provision for credit losses in the first quarter. The company's loan-loss allowance methodology takes into account several quantitative and qualitative factors, including asset quality, credit risk, loan growth and economic conditions. At March 31, 2007, the allowance for loan and lease losses was $161 million, or 1.51 percent of total loans.

INCOME TAXES

City National's effective tax rate for the first quarter was 36.8 percent. The first-quarter 2006 rate was 37.8 percent. The effective rate for the fourth quarter of last year was 33.5 percent, which included a tax-free gain.

2007 OUTLOOK

Based on current economic conditions and business indicators, management continues to expect earnings per share growth of between 3 percent and 5 percent in 2007.

The company's recently completed acquisition of Business Bank of Nevada is expected to be neutral to earnings per share this year. City National's pending acquisition of Lydian Wealth Management is scheduled to close during the second quarter of 2007. It is expected to be $0.01 dilutive to earnings per share this year and accretive thereafter.

CAPITAL LEVELS

City National remains well-capitalized. Total risk-based capital and Tier 1 risk-based capital ratios at March 31, 2007 were 13.07 percent and 10.57 percent, respectively, compared with the minimum regulatory standards of 10 percent and 6 percent for "well-capitalized" institutions. City National's Tier 1 leverage ratio at March 31, 2007 was 8.55 percent, well above the regulatory minimum ratio of 5 percent.

At December 31, 2006 the total risk-based capital, Tier 1 risk-based capital and Tier 1 leverage ratios were 13.60 percent, 11.09 percent and 8.81 percent, respectively.

The period-end ratio of shareholders' equity to total assets at March 31, 2007 was 10.42 percent, compared with 10.04 percent at the same time in 2006 and 10.02 percent at December 31, 2006.

In the first quarter, Moody's Investors Service upgraded City National Bank's credit rating to Aa3.

City National adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), as of January 1, 2007. As a result of the implementation of FIN 48, the company recognized a $28 million increase in the reserve for contingent tax liabilities, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings.

STOCK REPURCHASE

In the first quarter of 2007, City National repurchased 263,000 shares at an average cost of $72.11. The company is currently authorized to buy back an additional 794,700 shares.

CONFERENCE CALL

City National Corporation will host a conference call this afternoon to discuss first-quarter 2007 financial results. The call will begin at 2:00 p.m. PDT. Analysts and investors may dial in and participate in the question/answer session. To access the call, please dial 800.573.4840 and enter pass code 18841371. A listen-only live broadcast of the call also will be available on the investor relations page of the company's Website at www.cnb.com. It will be archived and available there for 12 months.

ABOUT CITY NATIONAL

City National Corporation's wholly owned subsidiaries, City National Bank and Business Bank of Nevada, provide banking, investment and trust services through 61 offices, including 15 full-service regional centers, in Southern California, the San Francisco Bay Area, Nevada and New York City. The company and its eight investment affiliates manage or administer $48.6 billion in client assets, including $27.3 billion under direct management.

For more information about City National, visit the company's Website at www.cnb.com.

The City National Corporation logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3142

SAFE-HARBOR LANGUAGE

This news release contains forward-looking statements about the company, for which the company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include (1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company's markets, (4) other-than-expected credit losses due to business losses, real estate cycles or other economic events, (5) earthquake or other natural disasters affecting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses and de novo branching efforts, (7) the impact of changes in regulatory, judicial or legislative tax treatment of business transactions, (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies, and (9) general business and economic conditions, including movements in interest rates, the slope of the yield curve and changes in business formation and growth, commercial real estate development and real estate prices.

Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance, including the factors that influence earnings.

For a more complete discussion of these risks and uncertainties, see the company's Annual Report on Form 10-K for the year ended December 31, 2006 and particularly Part I, Item 1A, titled "Risk Factors."

 CITY NATIONAL CORPORATION
 FINANCIAL HIGHLIGHTS
 (unaudited)
                                                   Three Months
                                            --------------------------
                                                                   %
 For The Period Ended March 31,               2007      2006    Change
 ---------------------------------------------------------------------
 Per Common Share
  Net Income
   Basic                                    $  1.18   $  1.16       2
   Diluted                                     1.15      1.12       3
  Dividends                                    0.46      0.41      12
  Book value                                  32.72     29.87      10

 Results of Operations: (In millions)
  Interest income                           $   214   $   198       8
  Interest expense                               67        46      46
                                            -------   -------
    Net interest income                         147       152      (3)
  Net interest income (Fully
    taxable-equivalent)                         151       156      (3)
  Total revenue                                 213       207       3
  Provision for credit losses                    --        --      NM
  Net income                                     57        57      (1)

 Financial Ratios:
  Performance Ratios:
   Return on average assets                    1.55%     1.57%
   Return on average shareholders' equity     15.10     15.68
   Period-end shareholders' equity to
    period-end assets                         10.42     10.04
   Net interest margin                         4.49      4.62
   Efficiency ratio                           57.18     54.80
  Capital Adequacy Ratios (Period end):
   Tier 1 leverage                             8.55      8.92
   Tier 1 risk-based capital                  10.57     12.36
   Total risk-based capital                   13.07     15.51

 Asset Quality Ratios:
  Allowance for loan and lease losses to:
   Total loans                                 1.51%     1.64%
   Nonaccrual loans                          687.55  1,075.11
  Nonperforming assets to:
   Total loans and nonperforming assets        0.22      0.15
   Total assets                                0.15      0.10
  Net (charge-offs)/recoveries to
   Average total loans (annualized)            0.05%     0.11%

 Average Balances: (In millions)
  Loans                                     $10,555   $ 9,625      10
  Interest-earning assets                    13,661    13,699      --
  Assets                                     14,836    14,827      --
  Core deposits                              10,045    10,334      (3)
  Deposits                                   11,916    11,588       3
  Interest-bearing liabilities                7,608     7,367       3
  Shareholders' equity                        1,519     1,481       3

 Period-End Balances: (In millions)
  Loans                                     $10,650   $ 9,567      11
  Assets                                     15,264    14,739       4
  Core deposits                              10,673    10,489       2
  Deposits                                   12,606    11,909       6
  Shareholders' equity                        1,590     1,480       7

 Wealth Management: (In millions)(a)
  Assets under management                   $27,291   $19,246      42
  Assets under management or administration  48,649    40,436      20

 (a) Excludes $9.3 billion and $9.4 billion of assets under
     management for asset managers in which City National held
     minority ownership interests as of March 31, 2007 and March 31,
     2006, respectively.

 CITY NATIONAL CORPORATION
 CONSOLIDATED STATEMENTS OF INCOME
 (unaudited)
                                                Three Months Ended
                                                     March 31,
                                            --------------------------
 (Dollars in thousands                                            %
  except per share data)                   2007        2006     Change
 ------------------------------------    -----------------------------
 Interest income                         $214,264    $198,192       8
 Interest expense                          66,972      45,786      46
                                         --------    --------
    Net Interest Income                   147,292     152,406      (3)

 Provision for Credit Losses                   --          --      NM

 Noninterest Income
  Trust and investment fees                30,254      21,774      39
  Brokerage and mutual fund fees           13,780      11,684      18
  Cash management and
   deposit transaction fees                 8,471       8,064       5
  International services                    6,463       5,989       8
  Bank-owned life insurance                   624         934     (33)
  Other service charges and fees            6,160       5,777       7
  Loss on sale of assets                      (46)         --      NM
  Gain on sale of securities                  269         708     (62)
                                         --------    --------
    Total noninterest income               65,975      54,930      20

 Noninterest Expense
  Salaries and employee benefits           77,984      71,616       9
  Net occupancy of premises                 9,458       9,012       5
  Legal and professional fees               9,274       9,417      (2)
  Information services                      4,999       4,456      12
  Depreciation                              5,000       4,660       7
  Amortization of intangibles               1,630       1,891     (14)
  Marketing and advertising                 3,998       4,016      (0)
  Office services                           2,747       2,691       2
  Equipment                                   718         632      14
  Minority interest expense                 2,076       1,228      69
  Other                                     5,955       5,704       4
                                         --------    --------
    Total noninterest expense             123,839     115,323       7
                                         --------    --------

 Income Before Taxes                       89,428      92,013      (3)

 Applicable Income Taxes                   32,883      34,781      (5)
                                         --------    --------

 Net Income                              $ 56,545    $ 57,232      (1)
                                         ========    ========
 Other Data:
  Earnings per common share - basic      $   1.18    $   1.16       2
  Earnings per common share - diluted    $   1.15    $   1.12       3
  Dividends paid per common share        $   0.46    $   0.41      12
  Dividend payout ratio                     39.11%      35.65%     10
  Return on average assets                   1.55%       1.57%     (1)
  Return on average shareholders'
   equity                                   15.10%      15.68%     (4)
  Net interest margin (Fully
   taxable-equivalent)                       4.49%       4.62%     (3)
  Full-time equivalent employees            2,800       2,570       9

 CITY NATIONAL CORPORATION
 CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
 (unaudited)
                                                 2007         2006
                                              ---------     ---------
 (Dollars in thousands                          First        Fourth
  except per share data)                       Quarter       Quarter
 ---------------------------------------      ---------     ---------
 Interest Income                              $ 214,264     $ 213,551
 Interest Expense                                66,972        62,788
                                              ---------     ---------
    Net Interest Income                         147,292       150,763

 Provision for Credit Losses                         --            --

 Noninterest Income
    Trust and investment fees                    30,254        30,777
    Brokerage and mutual fund fees               13,780        13,309
    Cash management and
      deposit transaction fees                    8,471         7,909
    International services                        6,463         6,486
    Bank-owned life insurance                       624           700
    Other service charges and fees                6,160         6,725
    Gain (loss) on sale of assets                   (46)        2,482
    Gain (loss) on sale of securities               269        (4,130)
                                              ---------     ---------
      Total noninterest income                   65,975        64,258

 Noninterest Expense
    Salaries and employee benefits               77,984        74,499
    Net occupancy of premises                     9,458        11,562
    Legal and professional fees                   9,274        10,025
    Information services                          4,999         5,138
    Depreciation                                  5,000         4,908
    Amortization of intangibles                   1,630         1,456
    Marketing and advertising                     3,998         5,153
    Office services                               2,747         2,888
    Equipment                                       718         1,043
    Minority interest expense                     2,076         1,709
    Other                                         5,955         8,632
                                              ---------     ---------
      Total noninterest expense                 123,839       127,013
                                              ---------     ---------

 Income Before Taxes                             89,428        88,008

 Applicable Income Taxes                         32,883        29,452
                                              ---------     ---------

 Net Income                                   $  56,545     $  58,556
                                              =========     =========

 Other Data:
    Earnings per common share - basic         $    1.18     $    1.23
    Earnings per common share - diluted       $    1.15     $    1.19
    Dividends paid per common share           $    0.46     $    0.41
    Dividend payout ratio                         39.11%        33.55%
    Return on average assets                       1.55%         1.58%
    Return on average shareholders' equity        15.10%        15.77%
    Net interest margin (Fully
     taxable-equivalent)                           4.49%         4.51%
    Full-time equivalent employees                2,800         2,670

 CITY NATIONAL CORPORATION
 CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
 (unaudited)

 (Dollars in thousands except per share data)

                                         2006
                  ----------------------------------------------------
                  Fourth      Third     Second      First       Full
                  Quarter    Quarter    Quarter    Quarter      Year
 ---------------  --------   --------   --------   --------   --------
 Interest
  Income          $213,551   $208,347   $206,204   $198,192   $826,294
 Interest
  Expense           62,788     59,625     52,206     45,786    220,405
                  --------   --------   --------   --------   --------
    Net Interest
     Income        150,763    148,722    153,998    152,406    605,889

 Provision for
  Credit Losses         --         --       (610)        --       (610)

 Noninterest
  Income
  Trust and
   investment
   fees             30,777     30,002     24,909     21,774    107,462
  Brokerage and
   mutual fund
   fees             13,309     13,096     12,269     11,684     50,358
  Cash management
   and deposit
   transaction
   fees              7,909      7,967      7,691      8,064     31,631
  International
   services          6,486      6,829      6,870      5,989     26,174
  Bank-owned life
   insurance           700        685        677        934      2,996
  Other service
   charges and fees  6,725      6,303      6,888      5,777     25,693
  Gain on sale of
   assets            2,482        268         --         --      2,750
  Gain (loss) on
   sale of
   securities       (4,130)      (362)      (716)       708     (4,500)
                  --------   --------   --------   --------   --------
   Total non-
    interest
    income          64,258     64,788     58,588     54,930    242,564

 Noninterest
  Expense
  Salaries and
    employee
    benefits        74,499     75,318     73,718     71,616    295,151
  Net occupancy of
   premises         11,562     10,207      9,460      9,012     40,241
  Legal and pro-
   fessional fees   10,025      9,120      9,169      9,417     37,731
  Information
   services          5,138      4,932      4,571      4,456     19,097
  Depreciation       4,908      4,832      4,662      4,660     19,062
  Amortization of
   intangibles       1,456        (37)     1,974      1,891      5,284
  Marketing and
   advertising       5,153      4,495      4,990      4,016     18,654
  Office services    2,888      2,623      2,549      2,691     10,751
  Equipment          1,043        514        623        632      2,812
  Minority interest
   expense           1,709      1,808      1,213      1,228      5,958
  Other              8,632      6,857      6,243      5,704     27,436
                  --------   --------   --------   --------   --------
   Total non-
    interest
    expense        127,013    120,669    119,172    115,323    482,177
                  --------   --------   --------   --------   --------

 Income Before
  Taxes             88,008     92,841     94,024     92,013    366,886

 Applicable Income
  Taxes             29,452     33,847     35,283     34,781    133,363
                  --------   --------   --------   --------   --------

 Net Income       $ 58,556   $ 58,994   $ 58,741   $ 57,232   $233,523
                  ========   ========   ========   ========   ========

 Other Data:
  Earnings per
   common share
   - basic        $   1.23   $   1.23   $   1.20   $   1.16   $   4.82
  Earnings per
   common share
    - diluted     $   1.19   $   1.20   $   1.16   $   1.12   $   4.66
  Dividends paid
   per common
   share          $   0.41   $   0.41   $   0.41   $   0.41   $   1.64
  Dividend payout
   ratio             33.55%     33.64%     34.43%     35.65%     34.31%
  Return on average
   assets             1.58%      1.61%      1.59%      1.57%      1.59%
  Return on average
   shareholders'
   equity            15.77%     16.30%     16.20%     15.68%     15.99%
  Net interest
   margin (Fully
   taxable-
   equivalent)        4.51%      4.53%      4.65%      4.62%      4.58%
  Full-time
   equivalent
   employees         2,670      2,672      2,648      2,570         --

 CITY NATIONAL CORPORATION
 CONSOLIDATED PERIOD END BALANCE SHEET
 (unaudited)
                                                        2007
                                                    ------------
                                                       First
 (In thousands)                                       Quarter
 ---------------------------------------------      ------------
 Assets
   Cash and due from banks                          $    494,231
   Federal funds sold                                    210,000
   Due from banks - interest-bearing                      77,214
   Securities-available-for-sale                       2,903,546
   Trading account securities                             35,981
   Loans:
     Commercial                                        4,030,601
     Commercial real estate mortgages                  1,926,687
     Residential mortgages                             2,935,729
     Real estate construction                          1,173,854
     Equity lines of credit                              388,279
     Installment                                         194,448
                                                    ------------
       Total loans                                    10,649,598
       Allowance for loan and lease losses              (161,005)
                                                    ------------
       Net loans                                      10,488,593
   Premises and equipment, net                           103,259
   Goodwill and other intangibles                        420,197
   Other assets                                          530,871
                                                    ------------
     Total assets                                   $ 15,263,892
                                                    ============

 Liabilities:
   Deposits:
     Noninterest-bearing                            $  5,690,413
     Interest-bearing                                  6,915,968
                                                    ------------
       Total deposits                                 12,606,381
   Federal funds purchased and securities
     sold under repurchase agreements                    310,738
   Other short-term borrowed funds                        50,667
   Subordinated debt                                     270,174
   Other long-term debt                                  224,079
   Minority interest                                      28,285
   Other liabilities                                     183,193
                                                    ------------
     Total liabilities                                13,673,517

 Shareholders' Equity
   Common stock                                           50,803
   Additional paid-in capital                            421,827
   Retained earnings                                   1,271,092
   Accumulated other
     comprehensive loss                                  (30,940)
   Treasury shares                                      (122,407)
                                                    ------------
     Total shareholders' equity                        1,590,375
                                                    ------------
     Total liabilities and shareholders' equity     $ 15,263,892
                                                    ============

 CITY NATIONAL CORPORATION
 CONSOLIDATED PERIOD END BALANCE SHEET
 (unaudited)

                                          2006
                    --------------------------------------------------
                      Fourth        Third       Second        First
 (In thousands)       Quarter      Quarter      Quarter      Quarter
 -----------------  -----------  -----------  -----------  -----------
 Assets
  Cash and due
   from banks       $   423,114  $   457,396  $   467,076  $   457,156
  Federal funds sold    127,000        3,300        1,900           --
  Due from banks
   - interest-bearing    60,940       65,323       50,416       48,890
  Securities-avail-
   able-for-sale      2,954,372    3,175,230    3,211,590    3,850,173
  Trading account
   securities           147,907      116,870      123,418       57,353
  Loans:
   Commercial         4,084,377    3,782,781    3,738,361    3,698,614
   Commercial real
    estate mortgages  1,801,390    1,843,810    1,874,003    1,819,856
   Residential
    mortgages         2,869,775    2,830,761    2,769,340    2,700,966
   Real estate
    construction      1,024,681      980,305      882,265      820,357
   Equity lines of
    credit              404,657      384,830      364,312      339,348
   Installment          201,125      197,871      193,474      188,262
                    -----------  -----------  -----------  -----------
    Total loans      10,386,005   10,020,358    9,821,755    9,567,403
     Allowance for
      loan and lease
      losses           (155,342)    (159,063)    (157,580)    (156,482)
                    -----------  -----------  -----------  -----------
    Net loans        10,230,663    9,861,295    9,664,175    9,410,921
  Premises and
   equipment, net        94,745       88,582       84,802       84,884
  Goodwill and other
   intangibles          287,561      298,471      298,004      283,642
  Other assets          558,079      550,291      575,686      546,365
                    -----------  -----------  -----------  -----------
   Total assets     $14,884,381  $14,616,758  $14,477,067  $14,739,384
                    ===========  ===========  ===========  ===========

 Liabilities:
  Deposits:
   Noninterest-
    bearing         $ 6,002,068  $ 5,639,811  $ 5,880,630  $ 5,945,485
   Interest-bearing   6,170,748    6,252,206    6,098,200    5,963,044
                    -----------  -----------  -----------  -----------
    Total deposits   12,172,816   11,892,017   11,978,830   11,908,529
  Federal funds
   purchased and
   securities sold
   under repurchase
   agreements           422,903      506,962      234,995      526,920
  Other short-term
   borrowed funds        97,525       72,426      143,724      151,522
  Subordinated debt     269,848      270,522      266,675      269,785
  Other long-term
   debt                 217,569      217,323      209,864      213,819
  Minority interest      28,425       28,578       27,985       25,225
  Other liabilities     184,380      170,710      206,929      164,020
                    -----------  -----------  -----------  -----------
   Total
    liabilities      13,393,466   13,158,538   13,069,002   13,259,820

 Shareholders' Equity
  Common stock           50,719       50,729       50,735       50,693
  Additional paid-in
   capital              412,248      404,163      402,476      399,976
  Retained earnings   1,264,697    1,235,959    1,196,812    1,158,290
  Accumulated other
   comprehensive
   loss                 (41,386)     (46,400)     (86,931)     (73,250)
  Treasury shares      (195,363)    (186,231)    (155,027)     (56,145)
                    -----------  -----------  -----------  -----------
   Total shareholders'
    equity           1,490,915    1,458,220    1,408,065    1,479,564
                    -----------  -----------  -----------  -----------
   Total liabilities
    and shareholders'
    equity          $14,884,381  $14,616,758  $14,477,067  $14,739,384
                    ===========  ===========  ===========  ===========

 CITY NATIONAL CORPORATION
 CREDIT LOSS EXPERIENCE
 (unaudited)                                             2007
                                                ---------------------
                                                 First       Year To
 (Dollars in thousands)                         Quarter        Date
 ---------------------------------------------  --------     --------
 Allowance for Loan and Lease Losses
 Balance at beginning of period                 $155,342     $155,342

 Allowance of acquired institution                 4,513        4,513

 Net (charge-offs)/recoveries:
    Commercial                                     1,247        1,247
    Commercial real estate mortgages                  --           --
    Residential mortgages                             --           --
    Real estate construction                          18           18
    Equity lines of credit                            --           --
    Installment                                      (26)         (26)
                                                --------     --------
      Total net (charge-offs)/recoveries           1,239        1,239

 Provision for credit losses/transfers               (89)         (89)

                                                --------     --------
 Balance at end of period                       $161,005     $161,005
                                                ========     ========

 Net (Charge-Offs)/Recoveries to
  Average Total Loans: (annualized)

    Commercial                                      0.12%        0.12%
    Commercial real estate mortgages                0.00%        0.00%
    Residential mortgage                            0.00%        0.00%
    Real estate construction                        0.01%        0.01%
    Equity lines of credit                          0.00%        0.00%
    Installment                                    (0.06)%      (0.06)%
      Total loans                                   0.05%        0.05%

 Reserve for Off-Balance Sheet Credit Commitments

 Balance at beginning of period                 $ 16,424     $ 16,424
    Reserve of acquired institution                  492          492
    Provision for credit losses/transfers             89           89
                                                --------     --------
 Balance at end of period                       $ 17,005     $ 17,005
                                                ========     ========

                  ----------------------------------------------------
                                         2006
                  ----------------------------------------------------
 (Dollars in      Fourth      Third     Second      First       Full
  thousands)      Quarter    Quarter    Quarter    Quarter      Year
 ---------------  --------   --------   --------   --------   --------
 Allowance for
  Loan and Lease
  Losses
   Balance at
    beginning of
    period        $159,063   $157,580   $156,482   $153,983   $153,983

 Allowance of
  acquired
  institution           --         --         --         --         --

 Net (charge-offs)
 /recoveries:
  Commercial        (2,665)     1,912      1,122      1,792      2,161
  Commercial real
   estate
   mortgages           356         --         11        844      1,211
  Residential
   mortgages            --         --         --         --         --
  Real estate
   construction       (666)        18         17         16       (615)
  Equity lines of
   credit               --        (11)        --         --        (11)
  Installment           26         10         11          4         51
                  --------   --------   --------   --------   --------
   Total net
    (charge-offs)/
    recoveries      (2,949)     1,929      1,161      2,656      2,797

 Provision for
  credit losses/
  transfers           (772)      (446)       (63)      (157)    (1,438)

                  --------   --------   --------   --------   --------
 Balance at end
  of period       $155,342   $159,063   $157,580   $156,482   $155,342
                  ========   ========   ========   ========   ========

 Net (Charge-Offs)/
 Recoveries to
 Average Total
 Loans: (annualized)

  Commercial        (0.27)%      0.20%      0.11%      0.19%      0.06%
  Commercial real
   estate mortgages   0.08%      0.00%      0.00%      0.19%      0.07%
  Residential
   mortgage           0.00%      0.00%      0.00%      0.00%      0.00%
  Real estate
   construction     (0.26)%      0.01%      0.01%      0.01%    (0.07)%
  Equity lines of
   credit             0.00%    (0.01)%      0.00%      0.00%    (0.00)%
  Installment         0.05%      0.02%      0.02%      0.01%      0.03%
   Total loans      (0.11)%      0.08%      0.05%      0.11%      0.03%

 Reserve for Off-
 Balance Sheet Credit
 Commitments

 Balance at
  beginning of
  period          $ 15,652   $ 15,206   $ 15,753   $ 15,596   $ 15,596
   Reserve of
    acquired
    institution         --         --         --         --         --
   Provision for
    credit losses/
    transfers          772        446       (547)       157        828
                  --------   --------   --------   --------   --------
 Balance at end
  of period       $ 16,424   $ 15,652   $ 15,206   $ 15,753   $ 16,424
                  ========   ========   ========   ========   ========

 CITY NATIONAL CORPORATION
 NONPERFORMING ASSETS
 (unaudited)
                      2007                     2006
                     -------   ---------------------------------------
 (Dollars in          First    Fourth     Third     Second      First
  thousands)         Quarter   Quarter   Quarter    Quarter    Quarter
 ------------------  -------   -------   -------    -------    -------
 Nonaccrual Loans
  Commercial         $ 7,024   $ 2,977   $10,416    $ 6,691    $ 5,642
  Commercial real
   estate mortgages    4,783     4,849     8,094      3,644        923
  Residential
   mortgages              --        --        --         --         --
  Real estate
   construction       11,199    12,678        --      4,617      7,492
  Equity lines of
   credit                362        --        --         --         --
  Installment             49       379       269         49        498
                     -------   -------   -------    -------    -------
   Total nonaccrual
    loans             23,417    20,883    18,779     15,001     14,555

 Other Nonperforming
  Assets                  --        --        --         --         --
                     -------   -------   -------    -------    -------

   Total nonper-
   forming assets    $23,417   $20,883   $18,779    $15,001    $14,555
                     =======   =======   =======    =======    =======

 Loans 90 Days or
  More Past Due on
  Accrual Status     $   199   $   337   $    27    $    18    $    --

 Allowance for loan
  and lease losses
  as a percentage
  of:
   Nonaccrual loans   687.55%   743.88%   847.03%  1,050.47%  1,075.11%
   Total nonper-
    forming assets    687.55%   743.88%   847.03%  1,050.47%  1,075.11%
   Total loans          1.51%     1.50%     1.59%      1.60%      1.64%

 Nonaccrual loans as
  a percentage of
  total loans           0.22%     0.20%     0.19%      0.15%      0.15%

 Nonperforming assets
  as a percentage of:
   Total loans and
    other nonperforming
    assets              0.22%     0.20%     0.19%      0.15%      0.15%
   Total assets         0.15%     0.14%     0.13%      0.10%      0.10%

 CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
 (unaudited)
                                        2007                2006
                                  -----------------   ----------------
                                    First Quarter       Fourth Quarter
                                  -----------------   -----------------
                                  Average   Average   Average   Average
 (Dollars in millions)            Balance    Rate     Balance     Rate
 -------------------------------  -------   -------   -------   -------
 Assets

  Interest-earning assets
   Loans
    Commercial                    $ 4,146    7.25%    $ 3,955    7.12%
    Commercial real estate
     mortgages                      1,894    7.51       1,836    7.55
    Residential mortgages           2,899    5.41       2,852    5.40
    Real estate construction        1,031    8.70       1,010    8.93
    Equity lines of credit            394    7.86         397    7.86
    Installment                       191    7.64         195    7.56
                                  -------             -------
    Total loans                    10,555    6.98      10,245    6.92
   Due from banks - interest-
    bearing                            73    2.97          68    2.70
   Federal funds sold and
    securities purchased under
    resale agreements                  14    5.36          54    5.28
   Securities available-for-sale    2,917    4.70       3,122    4.64
   Trading account securities          54    6.09          49    5.32
   Other interest-earning assets       48    5.96          47    5.64
                                  -------             -------
    Total interest-earning assets  13,661    6.48      13,585    6.35
   Allowance for loan and lease
    losses                           (157)               (159)
   Cash and due from banks            422                 407
   Other assets                       910                 879
                                  -------             -------
    Total assets                  $14,836             $14,712
                                  =======             =======

 Liabilities and
 Shareholders' Equity

  Interest-bearing deposits
   Interest checking accounts     $   749    0.48%    $   762    0.43%
   Money market accounts            3,419    2.98       3,252    2.75
   Savings deposits                   155    0.47         160    0.48
   Time deposits - under $100,000     232    4.08         197    4.35
   Time deposits - $100,000 and
    over                            1,872    4.72       1,969    4.63
                                  -------             -------
    Total interest-bearing
     deposits                       6,427    3.18       6,340    3.04

   Federal funds purchased
    and securities sold under
    repurchase agreements             582    5.27         416    5.24
   Other borrowings                   599    6.15         554    6.19
                                  -------             -------
    Total interest-bearing
     liabilities                    7,608    3.57       7,310    3.41
  Noninterest-bearing deposits      5,489               5,711
  Other liabilities                   220                 218
  Shareholders' equity              1,519               1,473
                                  -------             -------
     Total liabilities and
      shareholders' equity        $14,836             $14,712
                                  =======             =======

 Net interest spread                         2.91%               2.94%
                                             ====                ====
 Net interest margin                         4.49%               4.51%
                                             ====                ====
 Average prime rate                          8.25%               8.25%
                                             ====                =====

 CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
 (unaudited)

 (Dollars in millions)
                                            2006
                      ------------------------------------------------
                      Fourth Quarter   Third Quarter    Second Quarter
                      --------------   --------------   --------------
                          Average          Average          Average
                      Balance   Rate   Balance   Rate   Balance   Rate
 -------------------  -------   ----   -------   ----   -------   ----
 Assets
  Interest-earning
  assets
   Loans
    Commercial        $ 3,955   7.12%  $ 3,827   7.05%  $ 3,933   6.85%
    Commercial real
     estate mortgages   1,836   7.55     1,857   7.47     1,843   7.60
    Residential
     mortgages          2,852   5.40     2,801   5.38     2,737   5.31
    Real estate
     construction       1,010   8.93       959   9.01       843   8.92
    Equity lines of
     credit               397   7.86       375   7.91       352   7.63
    Installment           195   7.56       194   7.58       195   7.72
                      -------          -------          -------
      Total loans      10,245   6.92    10,013   6.88     9,903   6.79
   Due from banks -
    interest-bearing       68   2.70        61   2.55        46   2.31
   Federal funds sold
    and securities
    purchased under
    resale agreements      54   5.28         3   7.13        51   4.77
   Securities avail-
    able-for-sale       3,122   4.64     3,191   4.63     3,529   4.55
   Trading account
    securities             49   5.32        54   5.22        52   6.61
   Other interest-
    earning assets         47   5.64        46   5.45        46   5.40
                      -------          -------          -------
      Total interest-
       earning assets  13,585   6.35    13,368   6.30    13,627   6.18
   Allowance for loan
    and lease losses     (159)            (158)            (157)
  Cash and due from
   banks                  407              428              443
  Other assets            879              907              869
                      -------          -------          -------
     Total assets     $14,712          $14,545          $14,782
                      =======          =======          =======

 Liabilities and
 Shareholders' Equity
  Interest-bearing
   deposits
    Interest checking
     accounts         $   762   0.43%   $  706   0.36%  $   757   0.27%
  Money market
   accounts             3,252   2.75     3,224   2.57     3,352   2.13
  Savings deposits        160   0.48       163   0.41       174   0.37
  Time deposits -
   under $100,000         197   4.35       184   4.11       176   3.24
  Time deposits -
   $100,000 and over    1,969   4.63     1,999   4.52     1,652   4.04
                      -------          -------          -------
     Total interest-
      bearing deposits  6,340   3.04     6,276   2.93     6,111   2.40

  Federal funds
   purchased and
   securities sold
   under repurchase
   agreements             416   5.24       401   5.26       546   4.93
  Other borrowings        554   6.19       558   5.63       652   5.51
                      -------          -------          -------
     Total interest-
      bearing
      liabilities       7,310   3.41     7,235   3.27     7,309   2.86
  Noninterest-bearing
   deposits             5,711            5,629            5,820
  Other liabilities       218              245              199
  Shareholders' equity  1,473            1,436            1,454
                      -------          -------          -------
     Total liabilities
      and shareholders'
      equity          $14,712          $14,545          $14,782
                      =======          =======          =======

 Net interest spread            2.94%            3.03%            3.32%
                                ====             ====             ====
 Net interest margin            4.51%            4.53%            4.65%
                                ====             ====             ====

 Average prime rate             8.25%            8.25%            7.90%
                                ====             ====             ====

                                      --------------------------------
                                      First Quarter      Year to Date
                                      --------------    --------------
                                          Average           Average
                                      Balance   Rate    Balance   Rate
 -----------------------------------  -------   ----    -------   ----
 Assets
  Interest-earning assets
   Loans
    Commercial                        $ 3,813   6.62%   $ 3,882   6.91%
    Commercial real estate mortgages    1,809   7.37      1,836   7.50
    Residential mortgages               2,666   5.27      2,765   5.34
    Real estate construction              806   8.44        905   8.84
    Equity lines of credit                334   7.17        365   7.66
    Installment                           197   7.41        195   7.57
                                      -------           -------
    Total loans                         9,625   6.59      9,948   6.80
   Due from banks - interest-bearing       44   1.98         55   2.43
   Federal funds sold and securities
    purchased under resale agreements      13   4.32         30   5.01
   Securities available-for-sale        3,926   4.47      3,439   4.57
   Trading account securities              44   5.26         50   5.61
   Other interest-earning assets           47   5.23         47   5.43
                                      -------           -------
    Total interest-earning assets      13,699   5.98     13,569   6.20
  Allowance for loan and lease losses    (155)             (157)
  Cash and due from banks                 439               429
  Other assets                            844               875
                                      -------           -------
   Total assets                       $14,827           $14,716
                                      =======           =======

 Liabilities and Shareholders' Equity
  Interest-bearing deposits
   Interest checking accounts         $   808   0.23%   $   758   0.32%
   Money market accounts                3,388   1.81      3,304   2.31
   Savings deposits                       179   0.37        169   0.41
   Time deposits - under $100,000         180   2.80        184   3.65
   Time deposits - $100,000 and over    1,254   3.39      1,721   4.24
                                      -------           -------
    Total interest-bearing deposits     5,809   1.92      6,136   2.59

   Federal funds purchased and
    securities sold under repurchase
    agreements                            809   4.48        542   4.89
   Other borrowings                       749   5.09        627   5.57
                                      -------           -------
    Total interest-bearing liabilities  7,367   2.52      7,305   3.02
  Noninterest-bearing deposits          5,779             5,734
  Other liabilities                       200               216
  Shareholders' equity                  1,481             1,461
                                      -------           -------
    Total liabilities and
     shareholders' equity             $14,827           $14,716
                                      =======           =======

 Net interest spread                            3.46%             3.18%
                                                ====              ====
 Net interest margin                            4.62%             4.58%
                                                ====              ====
 Average prime rate                             7.43%             7.96%
                                                ====              ====

 CITY NATIONAL CORPORATION
 CAPITAL AND CREDIT RATING DATA
 (unaudited)
                                                    2007
                                             -------------------
                                              First      Year To
                                             Quarter      Date
                                             -------     -------
 Per Common Share:
 -----------------
    Shares Outstanding (in thousands):
    Average - Basic                           47,968      47,968
    Average - Diluted                         49,087      49,087
    Period-End                                48,602
 Book Value                                  $ 32.72
 Price:
    High                                     $ 75.39     $ 75.39
    Low                                        68.00       68.00
    Period-end                                 73.60

 Capital Ratios (Dollars in millions):
 Risk-based capital
    Risk-adjusted assets                     $11,618
    Tier I capital                           $ 1,228
      Percentage of risk adjusted assets       10.57%
    Total capital                            $ 1,519
      Percentage of risk adjusted assets       13.07%
    Tier I leverage ratio                       8.55%
    Period-end shareholders' equity
      to total period-end assets               10.42%
    Period-end tangible shareholders' equity
      to total period-end tangible assets       7.88%
    Average shareholders' equity
      to total average assets                  10.24%      10.24%
    Average tangible shareholders' equity
      to total average tangible assets          8.18%       8.18%

                                            2006
                       -----------------------------------------------
                       Fourth     Third    Second     First     Full
                       Quarter   Quarter   Quarter   Quarter    Year
                       -------   -------   -------   -------   -------
 Per Common Share:
 -----------------
  Shares Outstanding
   (in thousands):
   Average - Basic      47,573    47,919    48,957    49,484    48,477
   Average - Diluted    49,012    49,318    50,654    51,309    50,063
   Period-End           47,492    47,639    48,115    49,535
                       $ 31.39   $ 30.61   $ 29.26   $ 29.87
  Book Value
  Price:
   High                $ 71.29   $ 68.41   $ 78.25   $ 78.25   $ 78.25
   Low                   65.34     63.69     60.02     71.95     60.02
   Period-end            71.20     67.06     65.09     76.79

 Capital Ratios
 (Dollars in millions):
 ----------------------
 Risk-based capital
  Risk-adjusted
   assets              $11,411   $10,999   $10,811   $10,473
    Tier I capital     $ 1,256   $ 1,229   $ 1,221   $ 1,295
     Percentage of risk
      adjusted assets    11.09%    11.18%    11.29%    12.36%
    Total capital      $ 1,544   $ 1,563   $ 1,552   $ 1,624
     Percentage of risk
      adjusted assets    13.60%    14.21%    14.36%    15.51%
    Tier I leverage
     ratio                8.81%     8.66%     8.45%     8.92%
    Period-end share-
     holders' equity to
     total period-end
     assets              10.02%     9.98%     9.73%    10.04%
    Period-end tangible
     shareholders' equity
     to total period-end
     tangible assets      8.24%     8.10%     7.83%     8.27%
    Average shareholders'
     equity to total
     average assets      10.01%     9.87%     9.84%     9.99%     9.93%
    Average tangible
     shareholders' equity
     to total average
     tangible assets      8.16%     7.99%     8.04%     8.23%     8.10%

 Senior Debt Credit Ratings
 --------------------------
  For The Period Ended March 31, 2007
                                                Standard &
                              Moody's    Fitch    Poor's      DBRS
                              -------    -----  ----------   -------
   City National Bank           Aa3        A-       A        A (high)
   City National Corporation     A1        A-       A-         A

CONTACT:  City National Corporation
          Investors
          Christopher J. Carey
            310.888.6777
            Chris.Carey@cnb.com
          Media
          Cary Walker
            213.673.7615
            Cary.Walker@cnb.com

          Conference Call:
          Today, 2:00 p.m. PDT
          Dial-in: 800.573.4840
          Pass code: 18841371